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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                              -------------------

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               November 6, 2001
               Date of report (date of earliest event reported)

                            ROPER INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

              1-12273                            51-0263969
      (Commission file number)        (IRS Employer Identification No.)


           160 Ben Burton Road
              Bogart, Georgia                          30622
  (Address of principal executive offices)           (Zip Code)

                                (706) 369-7170
             (Registrant's telephone number, including area code)

                                      NA
         (Former name or former address if changed since last report)
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Item 5.   Other Events.

          On November 6, 2001, the Registrant announced that its Board of Directors appointed Brian Jellison President and Chief Executive Officer of the Registrant and elected him to the Board of Directors to fill a newly-created directorship for a term expiring at the Registrant's Annual Meeting of Shareholders to be held in 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 hereto.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1 Press Release issued November 6, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROPER INDUSTRIES, INC.

                                By: /s/ Martin S. Headley
                                   --------------------------------------
November 7, 2001                    Martin S. Headley, Vice President and
                                    Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

        Exhibit
         Number                         Description
        -------                         -----------

          99.1            Press Release issued November 6, 2001.